UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 1, 2006

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                        0-17072                11-2844247
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                File Number)        Identification Number)


       100 Sweeneydale Avenue, Bayshore, New York                 11706
         (Address of Principal Executive Offices)               (Zip Code)

                                 (516) 434-1300
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     On December May 1, 2006, Andrew C. Lunetta resigned as Chief Financial Officer of Windswept Environmental Group, Inc. Mr. Lunetta's resignation is effective May 5, 2006.



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                     By: /s/ Andrew C. Lunetta
                                         -------------------------------------
                                         Andrew C. Lunetta
                                         Chief Financial Officer

Date:  May 4, 2006


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